Business Combinations - Summary of Identifiable Net Assets Acquired, Including Adjustments to Provisional Fair Values (Parenthetical) (Detail) - Business combinations [member] - EUR (€) € in Millions	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure of detailed information about business combination [line items]
Goodwill expected to be deducted for tax purposes	€ 164	€ 277	€ 260
Gross contractual value of trade and other receivables	67	324	132
Fair value of trade and other receivables	€ 66	€ 318	€ 129